UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-03287

                         New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT ANNUAL FINANCIAL REPORT INVESTOR SHARES: NAEFX CLASS A SHARES: NALFX DECEMBER 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.newalternativesfund.com.), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.newalternativesfund.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-441-6580 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassatt Road

Recycled Paper

NEW ALTERNATIVES FUND

MANAGEMENT’S COMMENTARY

AND DISCUSSION OF FINANCIAL PERFORMANCE

FOR THE YEAR 2018 (UNAUDITED)

Dear Shareholders:

2018 was a challenging year politically, socially and financially. Financial markets do not, generally, react positively to instability and unpredictable developments and the world seemed to have a fair supply of both during the year. At the same time, there were more companies and a greater range of investments available than ever before.

The UN Intergovernmental Panel on Climate Change (IPCC), the driving force behind the Paris Agreements to limit the rise of greenhouse gas emissions and reverse the effects of global climate change, released an even more pessimistic interim report. Convening in South Korea, the IPCC document noted that there was virtually no chance the world would meet its “soft” target of limiting average global temperature rise to 1. 5 degrees Celsius. It also reported that the destructive effects that were likely to occur would, in all probability, be more serious and arrive sooner than anyone had anticipated when the agreements were being drawn up just a few years ago.

A number of new conservative governments, including the Trump administration in the U.S., Brazil, Australia, and Poland among others, continued their policies of rolling back environmental regulations, and emission control measures, and attempted to embrace and support expansions of fossil fuel development. A study released by the research firm Rhodium Group noted that carbon emissions rose in the U.S. by 3. 4 percent in 2018 after declining in the previous 3 years. This change happened despite the fact that less coal was being used for electric power generation than ever before.

Recently, however, we’ve seen positive responses growing and greater levels of regional and local actions to reverse this course and put us back on a path toward a renewable energy future. We are optimistic that this economic sector has enough traction and financial support to push past the obstacles that have been thrown up in the last two years. In the U.S., a growing number of states have adopted their own renewable energy standards; a significant number of corporations, including Amazon, Google, Apple, Etsy, Akamai, Brown Forman, Merck — many of them not associated previously with sustainable policies — have announced their goal to operate entirely on renewable energy within the next 10-15 years. According to a recent report by Bloomberg New Energy Finance, corporations in the U.S. and overseas signed agreements to directly buy 13.4 Gigawatts (GW) of electricity from renewable sources in 2018.

The mid-term elections in the U.S. not only returned the House of Representatives to the more environmentally minded Democrats, but also brought administrations with a more enlightened view of climate change and renewable energy to a number of states, cities and municipalities across the country.

But before all these recent developments, what were the forces affecting the broader renewable energy sector and New Alternatives Fund in particular?

In the earlier part of the year, there was concern that the Federal Reserve Bank’s policy of continuing to gradually raise interest rates would diminish the financial margins of utilities, technology firms and power producers who would be paying more on the loans they use to fund expansion and development.

NEW ALTERNATIVES FUND

MANAGEMENT’S COMMENTARY

AND DISCUSSION OF FINANCIAL PERFORMANCE

FOR THE YEAR 2018 (UNAUDITED)

This anxiety was relieved somewhat when the Fed, reacting to the sluggish pace of recent economic growth, along with pressure from Trump, announced that there would be no new interest rate increases in the near future. Equity markets were also reacting to concerns that the U.S. and China would be drawn into an extended trade war as both governments seemed bent on a course of “one upping” each other with an expanding number of tariffs on products headed for each other’s shores.

The general volatility of the current markets is being stoked by the U.S. government’s apparent lack of a coherent economic policy.

The announced bankruptcy of the California utility, Pacific Gas & Electric (PG&E) due to claims resulting from the catastrophic wild fires this past fall, cast a pall on several renewable energy companies (including several in the Fund’s portfolio) that had long term power purchase agreements with the utility. It appears that PG&E will use the bankruptcy to attempt to withdraw from some of these contracts and deny the power producers their contracted income from the wind and solar projects they developed. The Fund holdings most impacted by this were Clearway Energy and Nextera Energy Partners. As you may imagine, shareholders of these companies were unsettled by these events. As we were finishing this report, Clearway Energy announced it would be cutting its dividend as a result of lost earnings from the PG&E bankruptcy. It was a stark illustration of how climate change-related disasters would directly affect the financial fortunes of specific companies.

We continue to see relatively strong growth of renewable power around the world and the expansion of international companies into new markets. A report from the American Wind Energy Association (AWEA) noted that, as of the end of 2017, among the top 5 owners of U.S. wind capacity was EDP Renovaveis, a Spanish company among the Fund’s portfolio holdings. NextEra Energy and Avangrid, both also held by the Fund, were also in this group. The list of the top turbine suppliers in the U.S. for that period was led by Vestas Wind Systems of Denmark, with Siemens Gamesa of Spain at number 3 on the list, both Fund holdings.

The U.S. is late to the game of developing off shore wind power. There is only one, relatively small wind project currently operated by Orsted off Block Island. The next project on the horizon is Orsted’s Deepwater Wind, generating up to 130 Megawatts (MW) being sited in Long Island Sound, due for completion in 2022.

Another company in the Fund’s portfolio, China’s BYD, is the largest manufacturer of electric vehicles in the world. Until recently, its market was almost exclusively domestic. It has now embarked on wide distribution of its electric buses to cities around the world. It has even opened a manufacturing plant in California for its push into the North American market. BYD is also becoming a leading manufacturer of lithium ion batteries for both transportation and energy storage and back up power capacity.

These are just a small sample of the forces that continue to push and pull the renewable energy sector during this period.

NEW ALTERNATIVES FUND

MANAGEMENT’S COMMENTARY

AND DISCUSSION OF FINANCIAL PERFORMANCE

FOR THE YEAR 2018 (UNAUDITED)

Fund Performance: The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $55.54 on January 1, 2018 and closed at $48.48 after payment of a dividend from ordinary income of $0.33 per share and a long-term capital gain distribution of $2.88 per share on December 31, 2018. The Fund’s Investor Shares opened at a NAV of $55.41 on January 1, 2018 and ended at $48.36 after payment of a dividend from ordinary income of $0.21 per share and a long-term capital gain distribution of $2.88 per share on December 31, 2018. The Fund’s net assets decreased from $213,079,428 on December 31, 2017 to $174,369,876 on December 31, 2018, primarily due to depreciation of the Fund’s holdings and net redemptions of capital stock.

The Fund’s Class A Shares delivered a total return of -6.93 percent and the Investor Shares closed at -7.15 percent at year end on December 31, 2018. During the period from January 1, 2018 to December 31, 2018, the number of the Fund’s Class A Shares outstanding decreased from 3,777,599 to 3,520,688 for a net loss of 256,911. The Fund added a net total of 16,796 Investor Shares, increasing the number of those shares from 59,105 to 75,901.

Just under 40 percent of the Fund’s investments at December 31, 2018 were in U.S. based companies, including 6.9 percent held in cash (and cash equivalents) at U.S. banks and credit unions. This is down from 44 percent on December 31, 2017. European companies comprised 35.9 percent of the Fund’s holdings (with 16.2 percent priced in Euros); followed by Canada, 12.4 percent; Asia, 7.1 percent; and Bermuda, 4.8 percent. Details are contained on page 15.

Portfolio Holdings and Changes: : During the period from July 1 to December 31, 2018, we continued to gradually diversify the Fund’s holdings. By year end, we had added 13 companies and sold off our positions in 3 to bring the total number of companies in the Fund’s portfolio to 37, up from 28 at December 31, 2017. For a description of the changes in the Fund’s holdings during the period from January 1 to June 30, 2018, please refer to our Semi-Annual Financial Report, which is available on our web site at: http://www.newalternativesfund.com/wp-content/uploads/2018/08/New-Alternatives-Fund-Semi-Annual-Report-6-30-2018.pdf.

In addition to the new holdings as of June 30, 2018, we bought shares of 5 more companies:

●	ABB Ltd., (Switzerland), an industrial company that produces electrical power and energy grid components;
●	BYD Company Ltd. (China), the world’s largest manufacturer of electric cars and buses, also produces lithium ion batteries and other energy storage technology;
●

Johnson Controls International PLC (Ireland), manufactures and installs energy control systems for commercial buildings, and manufactures batteries and other energy efficiency technology for transportation systems;

●	Sprouts Farmers Market, Inc., a chain of natural and organic food stores;
●	Xylem, Inc., manufactures water infrastructure systems, water conservation equipment and wastewater treatment technology.

NEW ALTERNATIVES FUND

MANAGEMENT’S COMMENTARY

AND DISCUSSION OF FINANCIAL PERFORMANCE

FOR THE YEAR 2018 (UNAUDITED)

We sold off our holdings of Tilt Renewables Ltd., a New Zealand based wind and solar power generation company. Tilt was the target of a takeover bid from Infratil Ltd., a more diversified renewable energy power producer in New Zealand (also in the Fund’s holdings) and we found we could sell off our shares at a slightly better price than the Infratil offer.

The Fund also continued to gradually trim some of our larger holdings, including a number of our YieldCos and independent power producers, which is the largest concentration of our investments. These included: Atlantica Yield PLC (Great Britain); EDP Renovaveis SA (Spain); OrstedA/S (Denmark); Pattern Energy Group, Inc., Class A; and TerraForm Power, Inc., Class A. We also reduced our shares of other companies which we felt were overweight in the Fund including wind turbine manufacturers Siemens Gamesa Renewable Energy SA (Spain) and Vestas Wind Systems A/S (Denmark). The last major holding we reduced during this period was Hannon Armstrong Sustainable Infrastructure Capital, Inc., a real estate investment trust that funds energy efficiency upgrades in buildings and finances renewable energy projects.

After an incredibly challenging year for broader tech and energy companies, including most renewable energy related firms, there were very few stocks in the Fund’s portfolio that showed any gain for the year. Among the Fund holdings that closed at a high share price at December 31, 2018 were: Acciona SA (Spain), up 8.6 percent; EDP Renovaveis, up 7.8 percent; Infratil Ltd., up 9.9 percent; Orsted A/S, up 2.9 percent; Trustpower Ltd. (New Zealand), up 2.2 percent; Vestas, up 14.8 percent; Terna Rete Elettrica Nazionale SPA (Italy), up 6.9 percent; BYD Co., up 3.3 percent; and Tesla, up 2 percent.

One circumstance that worked in the Fund’s favor this year was that most of the companies that did show a gain for the year were among our larger holdings, including Vestas, Orsted, Acciona and EDP Renovaveis. Despite this fortuitous circumstance in 2018, we are still committed to greater diversification of the Fund’s holdings to reduce volatility and risk going forward.

Just about every other company in the Fund saw their share prices retreat in 2018. The biggest “losers” included: Panasonic Corp. (Japan), down 39.3 percent; Boralex, Inc. Class A (Canada), down 24.3 percent; First Solar, Inc., down 37.1 percent; Owens Corning, Inc., down 52.6 percent; HannonArmstrong, down 20.8 percent; and Sims Metal Management Ltd. (Australia), down 40.3 percent.

Cash Holdings: We ended the year with approximately 7.2 percent of the Fund’s net assets in cash. We continue to avoid short-term U.S. Treasury Bills as interest rates remain low. A portion of this cash is invested in a series of Certificates of Deposit (CDs) at socially responsible banks and local credit unions.

Income from Dividends and Interest: The per share dividend for Class A Shares went down from $1.03 in 2017 to $0.33 in 2018. The per share dividend for Investor Shares declined from $0.92 in 2017 to $0.21 in 2018. The lower payment of ordinary dividends in 2018 was the result of the Fund’s need to sell off some positions in dividend paying holdings to meet redemptions and the recharacterization of payments from a number of the Fund’s investments as Returns of Capital. In addition, when Siemens

NEW ALTERNATIVES FUND

MANAGEMENT’S COMMENTARY

AND DISCUSSION OF FINANCIAL PERFORMANCE

FOR THE YEAR 2018 (UNAUDITED)

AG merged with Gamesa in 2017, part of its payment was considered a dividend, creating a one-time boost of the payment to investors for that year. While this situation reduced the dividend payment, it increased the capital gain return as noted in the next paragraph.

Realized and Unrealized Capital Gain/Loss: The Fund paid a net realized long-term capital gain of $2.88 per share for both Class A Shares and Investor Shares in 2018. During the year ended December 31, 2018, the Fund had net realized and unrealized gains of -$14,259,810.

This year’s depreciation was due primarily to the overall depreciation of many of the Fund’s holdings and a small net loss of $16,050 in foreign currency transactions.

Expenses: The Fund’s cost of operations decreased slightly in 2018. The number of shareholder accounts also decreased, along with the overall net assets of the Fund. The amounts paid to the investment advisor, Accrued Equities, Inc., the Bank of New York Mellon (the Fund’s custodian) and BNY Investment Servicing (U.S.), Inc. (the Fund’s accounting agent, transfer agent and administrator) are largely based on net assets. The Fund’s net assets decreased during 2018, ending approximately 18.17 percent lower for the entire year. BNY Mellon, in its role as transfer agent, bases its fees on the number of shareholder accounts established during the year. This figure decreased by approximately 4.55 percent. Total Fund Expenses decreased by $34,675, or 1.57 percent. However, the total number of shares declined by a greater percentage, approximately 6.26 percent, so the per share cost increased. As a result, the expense ratio for the Class A Shares increased from 1.07 percent in 2017 to 1.12 percent in 2018. The expense ratio for the Investor Shares includes an additional 12b-1 fee of 0.25 percent for an expense ratio of 1.37 percent for 2018, up from 1.32 percent in 2017.

The Fund Web Site/On-Line Capabilities: We continue to build the Fund’s on-line functions and web site features. All relevant Fund documents are posted on our web site which can be accessed at: www.newalternativesfund.com.

We encourage all shareholders to create an on-line account log-on which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” or give us a call at 800-423-8383 or 631-423-7373.

David Schoenwald

Murray Rosenblith

February 15, 2019

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

NEW ALTERNATIVES FUND

MANAGEMENT’S COMMENTARY

AND DISCUSSION OF FINANCIAL PERFORMANCE

FOR THE YEAR 2018 (UNAUDITED)

Investment Objective: The Fund continues to seek to achieve long-term capital appreciation, with income as a secondary objective. We continue to seek these objectives by investing in equity securities. The equity securities in which the Fund invests consists primarily of common stocks. Other equity securities in which the Fund may invest include YieldCos, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.

“Alternative Energy” (or “Renewable Energy”) means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com., call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

New Alternatives Fund Class A Shares Growth of $10,000 vs. The S&P 500® Index

(Unaudited)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The “Load” performance quoted reflects a deduction for Class A Shares’ maximum front-end sales charge of 3.50%. Prior to May 1, 2017, the Class A Shares’ maximum front end sales charge was 4.75%. Returns include the reinvestment of dividends and distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expenses, as stated in its current prospectus dated April 30, 2018 are 1.07%*** for the Class A Shares.

*** Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the period covered by this report.

New Alternatives Fund Investor Shares Growth of $10,000 vs. The S&P 500® Index

(Unaudited)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. A 2.00% redemption fee applies to Investor Shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. Returns include the reinvestment of dividends and distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expenses, as stated in its current prospectus dated April 30, 2018 are 1.32%*** for the Investor Shares.

The S&P 500® Index is an unmanaged stock market index and does not reflect any asset-based charges for investment management or transaction expenses. You cannot invest directly in this index. Current and future portfolio holdings are subject to change and risk.

* The inception date for Investor Shares of New Alternatives Fund was December 31, 2014.

** The performance presented is from the inception date of the Investor Shares of the Fund only and is not from the inception date of the Fund’s broad-based securities market index.

*** Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the period covered by this report.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (July 1, 2018) and held for the entire six months ended December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018
Class A Shares *
Actual	$1,000.00	$ 953.00	$5.71
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,019.36	$5.90
Investor Shares **
Actual	$1,000.00	$ 951.90	$6.94
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,018.10	$7.17

*

Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 1.16%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of (4.70)% for the six-month period of July 1, 2018 to December 31, 2018.

**

Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.41%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of (4.81)% for the six-month period of July 1, 2018 to December 31, 2018.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

(Unaudited)

Sector Diversification	% of Net Assets	Value
Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	63.6%	$110,834,627
Wind Turbines	10.0	17,363,514
Energy Storage	4.0	6,967,250
Solar Photovoltaic	0.5	922,900
Energy Conservation	4.9	8,514,461
Sustainable Energy Financial Services	4.6	8,096,250
Energy Management	1.8	3,181,618
Water Systems & Utilities	1.7	2,936,450
Transportation	1.3	2,258,250
Natural & Organic Food	0.3	587,750
Recycling & Waste Management	0.1	175,000
Warrants	0.0	—
Certificates of Deposit	0.3	500,000
Other Assets in Excess of Liabilities	6.9	12,031,806

Net Assets	100.0%	$174,369,876

Top Ten Portfolio Issuers

December 31, 2018

(Unaudited)

Name	% of Net Assets
Avangrid, Inc.	5.5%
Vestas Wind Systems A/S (Denmark)	5.4
Orsted A/S (Denmark)	5.4
Pattern Energy Group, Inc., Class A	4.9
TerraForm Power, Inc., Class A	4.9
Acciona SA (Spain)	4.9
EDP Renovaveis SA (Spain/Portugal)	4.9
Brookfield Renewable Partners LP (Bermuda/Canada)	4.8
Innergex Renewable Energy, Inc. (Canada)	4.8
Atlantica Yield PLC (Great Britain)	4.8

Total Top Ten	50.3%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

	Shares	Value
COMMON STOCKS – 92.8%
Alternate Energy — 78.1%
Energy Storage — 4.0%
Panasonic Corp. (Japan) SP ADR	775,000	$6,967,250

		6,967,250

Renewable Energy Power Producers & Developers — 63.6%
Acciona SA (Spain)	100,000	8,467,100
Atlantica Yield PLC (Great Britain)*	425,000	8,330,000
Avangrid, Inc.	190,000	9,517,100
Boralex, Inc., Class A (Canada)	100,000	1,232,977
Brookfield Renewable Partners LP (Bermuda/Canada)	325,000	8,417,500
Clearway Energy, Inc., Class A	255,000	4,314,600
Clearway Energy, Inc., Class C	225,000	3,881,250
EDP Renovaveis SA (Spain/Portugal)	950,000	8,462,803
Infratil Ltd. (New Zealand)	500,000	1,224,939
Innergex Renewable Energy, Inc. (Canada)	900,000	8,343,000
NextEra Energy Partners LP*	190,000	8,179,500
Northland Power, Inc. (Canada)	300,000	4,790,610
Orsted A/S (Denmark)	140,000	9,360,546
Pattern Energy Group, Inc., Class A*	460,000	8,565,200
TerraForm Power, Inc., Class A*	755,302	8,474,488
TransAlta Renewables, Inc. (Canada)	950,000	7,209,075
Trustpower Ltd. (New Zealand)	500,000	2,063,939

		110,834,627

Solar Photovoltaic — 0.5%
First Solar, Inc.**	10,000	424,550
Kyocera Corp. (Japan) SP ADR	10,000	498,350

		922,900

Wind Turbines — 10.0%
Siemens Gamesa Renewable Energy SA (Spain)**	650,000	7,924,014
Vestas Wind Systems A/S (Denmark)	125,000	9,439,500

		17,363,514

Total Alternate Energy		136,088,291

Energy Conservation — 4.9%
Johnson Controls International PLC (Ireland)	25,000	741,250
Koninklijke Philips NV (Netherlands)	150,000	5,266,500
Owens Corning, Inc.	25,000	1,099,500
Signify NV (Netherlands)	60,000	1,407,211

		8,514,461

Sustainable Energy Financial Services — 4.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	425,000	8,096,250

		8,096,250

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

	Shares	Value
Energy Management — 1.8%
ABB Ltd. (Switzerland) SP ADR	25,000	$475,250
Ingersoll-Rand PLC (Ireland)	25,000	2,280,750
Terna Rete Elettrica Nazionale SPA (Italy)	75,000	425,618

		3,181,618

Water Systems & Utilities — 1.7%
American Water Works Co., Inc.	25,000	2,269,250
Xylem, Inc.	10,000	667,200

		2,936,450

Transportation — 1.3%
BYD Co. Ltd. (China) SP ADR	85,000	1,071,000
Shimano, Inc. (Japan) SP ADR	25,000	355,250
Tesla, Inc.**	2,500	832,000

		2,258,250

Natural & Organic Food — 0.3%
Sprouts Farmers Market, Inc.**	25,000	587,750

		587,750

Recycling & Waste Management — 0.1%
Sims Metal Management Ltd. (Australia) SP ADR	25,000	175,000

		175,000

Total Common Stocks (Cost $165,487,482)		161,838,070

WARRANTS – 0.0%
Alternate Energy — 0.0%
Abengoa SA, Class B Exp. 2025 (Spain)^**	500,000	—
Total Warrants (Cost $4,204)

		—

	Par
CERTIFICATES OF DEPOSIT – 0.3%
Socially Concerned Banks — 0.3%
Alternatives Federal Credit Union savings account 0.20% due 01/14/19	$100,000	100,000
Carver Federal Savings Bank 1.00% due 12/22/19	100,000	100,000
People’s United Bank 0.30% due 12/01/19	100,000	100,000
Self Help Credit Union 1.85% due 12/30/19	100,000	100,000
Urban Partnership Bank 0.30% due 01/28/19	100,000	100,000

Total Certificates of Deposit (Cost $500,000)		500,000

TOTAL INVESTMENTS (Cost $165,991,686) — 93.1%		162,338,070
Other Assets in Excess of Liabilities — 6.9%		12,031,806

Net Assets — 100.0%		$174,369,876

*    These entities are commonly known as “Yieldco’s”.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

^	An investment with a value of $0 or 0.0% of the Fund’s net assets was valued by the Fund’s investment advisor.

**	Non-income producing security.

LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2018

Country Portfolio Issuers

(Unaudited)

Country	% of Net Assets
United States	32.9%
Spain	14.3
Canada	12.4
Denmark	10.8
Bermuda	4.8
Great Britain	4.8
Japan	4.5
Netherlands	3.8
New Zealand	1.9
Ireland	1.7
China	0.6
Switzerland	0.3
Italy	0.2
Australia	0.1
Other Assets/Liabilities	6.9

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investment securities at fair value (cost: $165,991,686) (Notes 2A and 7)	$162,338,070
Cash	13,107,655
Receivables:
Capital shares subscribed	126,816
Dividends	538,903
Tax reclaims	381,986
Prepaid insurance and registration	48,449

Total Assets	176,541,879

LIABILITIES
Payables:
Distributions	1,288,096
Capital shares reacquired	652,310
Management fees	87,702
Professional fees	35,350
Transfer agent fees	34,766
Postage and printing fees	22,776
Custodian fees	4,294
12b-1 fees	779
Accrued expenses and other liabilities	45,930

Total Liabilities	2,172,003

Net Assets	$174,369,876

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$180,239,406
Total distributable earnings (loss)	(5,869,530)

Net Assets	$174,369,876

Class A Shares:
Net Assets	$170,699,064
Net asset value and redemption price per share ($170,699,064/3,520,688) shares of outstanding beneficial interest, unlimited authorization, no par value	$48.48

Maximum offering price per share (100/96.50 of $48.48)	$50.24

Investor Shares:
Net Assets	$3,670,812
Net asset value, offering and redemption* price per share ($3,670,812/75,901) shares of outstanding beneficial interest, unlimited authorization, no par value	$48.36

*    Redemption fee may apply (Note 1)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of $447,291 foreign taxes withheld)	$2,487,053

Total Investment Income	2,487,053

Expenses:
Management fee (Note 4)	1,089,071
Transfer agent fees	396,252
Administration and accounting fees	216,803
Legal fees	153,021
Compliance service fees	66,750
Custodian fees	59,092
Registration fees	49,881
Postage and printing fees	43,496
Trustees fees (Note 5)	31,000
Audit fees	20,700
Insurance fees	15,401
12b-1 fees (Investor Shares) (Note 4)	8,658
Other expenses	20,130

Total Expenses	2,170,255

Net Investment Income	316,798

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments. .	9,882,489
Net realized gain from foreign currency transactions	1,284

Net Realized Gain	9,883,773

Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(24,127,533)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(16,050)

Net change in unrealized appreciation/(depreciation)	(24,143,583)

Net Realized and Unrealized Loss on Investments and Foreign Currency Related Translations	(14,259,810)

Net Decrease in Net Assets Resulting from Operations	$(13,943,012)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Investment Activities:
Net investment income. .	$316,798	$3,365,250
Net realized gain from investments and foreign currency transactions	9,883,773	5,010,209
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(24,143,583)	29,576,946

Net increase/(decrease) in net assets resulting from operations	(13,943,012)	37,952,405

Distributions to Shareholders from distributable earnings[1]:
Class A Shares .	(10,706,859)	(8,449,442)
Investor Shares.	(221,252)	(125,223)

Total distributions to shareholders from distributable earnings	(10,928,111)	(8,574,665)

Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions (Note 3)	(13,838,429)	1,880,137

Total Increase/(Decrease) in Net Assets	(38,709,552)	31,257,877

Net Assets:
Beginning of the year	213,079,428	181,821,551

End of the year[2] .	$174,369,876	$213,079,428

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See (Note 2). For the year ended December 31, 2017, distributions from net investment income were $3,744,622 and $52,070 for Class A Shares and Investor Shares, respectively. Distributions from net realized gains were $4,704,780 and $73,153 for Class A Shares and Investor Shares, respectively

[2]	Disclosure of undistributed net investment income is no longer required. See (Note 2). Includes distributions in excess of net investment income of $(250,023) for the year ended December 31, 2017.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND*

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Class A Shares		For the Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at the beginning of year	$55.54	$47.78	$46.46	$46.87	$46.93

Investment Operations
Net investment income	0.09 **	0.90 **	0.54 **	0.77 **	0.56
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.94)	9.18	2.55	(0.39)	0.81

Total from investment operations	(3.85)	10.08	3.09	0.38	1.37

Distributions
From net investment income	(0.33)	(1.03)	(0.67)	(0.79)	(0.63)
From net realized gains	(2.88)	(1.29)	(1.10)	—	(0.80)

Total distributions	(3.21)	(2.32)	(1.77)	(0.79)	(1.43)

Net asset value at end of year	$48.48	$55.54	$47.78	$46.46	$46.87

Total return
(Sales load not reflected)	(6.93)%	21.08%	6.66%	0.82%	2.91%
Net assets, end of the year
(in thousands)	$170,699	$209,804	$179,974	$177,745	$175,843
Ratio of expenses to average net assets	1.12%	1.07%	1.12%	1.15%	1.08%
Ratio of net investment income to average net assets	0.17%	1.64%	1.12%	1.55%	1.07%
Portfolio turnover	17.77%	11.31%	30.44%	37.14%	67.04%
Number of shares outstanding at end of the year	3,520,688	3,777,599	3,766,734	3,825,379	3,751,972

*

The Fund acquired all of the assets and liabilities of New Alternatives Fund, Inc. (the “Predecessor Company”) in a reorganization on November 14, 2014. The Predecessor Company’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the information prior to November 14, 2014 reflects that of the Predecessor Company.

**	The selected per share data was calculated using the average shares outstanding method for the period.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Investor Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015*
Net asset value at the beginning of year	$55.41	$47.71	$46.39	$46.87

Investment Operations
Net investment income (loss)**	(0.04)	0.76	0.42	0.62
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.92)	9.15	2.56	(0.36)

Total from investment operations	(3.96)	9.91	2.98	0.26

Distributions
From net investment income	(0.21)	(0.92)	(0.56)	(0.74)
From net realized gains	(2.88)	(1.29)	(1.10)	—

Total distributions	(3.09)	(2.21)	(1.66)	(0.74)

Net asset value at end of year	$48.36	$55.41	$47.71	$46.39

Total return	(7.15)%	20.76%	6.42%	0.56%
Net assets, end of the year
(in thousands)	$3,671	$3,275	$1,848	$1,329
Ratio of expenses to average net assets	1.37%	1.32%	1.37%	1.40%
Ratio of net investment income (loss) to average net assets	(0.08)%	1.39%	0.87%	1.31%
Portfolio turnover	17.77%	11.31%	30.44%	37.14%
Number of shares outstanding at end of the year	75,901	59,105	38,727	28,653

*	Investor Shares inception date was December 31, 2014.
**	The selected per share data was calculated using the average shares outstanding method for the period.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to NewAlternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the year ended December 31, 2018, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos, American Depositary Receipts, real estate investment trusts and publicly-traded master limited partnerships. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued based on amortized cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

●	Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s assets carried at fair value:

	Total Value at 12/31/2018	Level 1 – Quoted Price	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stocks
Alternate Energy .	$136,088,291	$134,855,314	$1,232,977	$—
Energy Conservation	8,514,461	8,514,461	—	—
Sustainable Energy Financial Services	8,096,250	8,096,250	—	—
Energy Management	3,181,618	3,181,618	—	—
Water Systems & Utilities .	2,936,450	2,936,450	—	—
Transportation	2,258,250	2,258,250	—	—
Natural & Organic Food	587,750	587,750
Recycling & Waste Management .	175,000	175,000	—	—
Warrants .	—	—	—	—
Certificates of Deposit	500,000	—	500,000	—

Total	$162,338,070	$160,605,093	$1,732,977	$—

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at December 31, 2018, and therefore, the Fund did not utilize the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

the period. The Fund did not hold any Level 3 categorized securities during the year ended December 31, 2018.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.

K. RECENT ACCOUNTING PRONOUNCEMENT – Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On December 31, 2018, the Fund’s total shares outstanding were 3,596,589.Aggregate paid-in capital including reinvestment of dividends was $180,239,406.Transactions in shares of beneficial interest were as follows:

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares
Shares of beneficial interest sold	129,747	$6,962,941	240,959	$13,232,296
Reinvestment of distributions	194,719	9,439,978	134,297	7,461,068
Redemptions	(581,377)	(31,122,341)	(364,391)	(19,964,816)
Capital contribution	—	—	—	3,192*

Net Increase (Decrease)	(256,911)	$(14,719,422)	10,865	$731,740

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Investor Shares
Shares of beneficial interest sold	18,846	$1,009,638	27,897	$1,544,328
Reinvestment of distributions	4,136	200,038	2,208	122,367
Redemptions	(6,186)	(328,683)	(9,727)	(518,333)
Capital contribution	—	—	—	35*

Net Increase	16,796	$880,993	20,378	$1,148,397

*	During the fiscal year ended December 31, 2017, the Fund was reimbursed $3,227 by BNY Mellon Investment Servicing (U.S.), Inc. for losses incurred on the cost of correcting the Fund’s net asset value.

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The Fund incurred management fees of $1,089,071 for the year ended December 31, 2018.

The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities.

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. Effective May 1, 2017, the Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Prior to May 1, 2017, the Fund charged a maximum front-end sales charge on Class A Shares of 4.75%. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the year ended December 31, 2018 was $14,598 and the amounts received by the Distributor and Accrued Equities were $4,866 and $9,732, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the year ended December 31, 2018, the Distributor and Accrued Equities received $2,222 and $14,201 in sales commissions,

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.

Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the year ended December 31, 2018, 12b-1 Fees of $8,658 were accrued by the Investor Shares of the Fund.

The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.

5) TRUSTEES’ FEES – For the year ended December 31, 2018, the Fund paid trustees’ fees of $31,000 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

For the fiscal year ended December 31,2018, each Independent Trustee received an annual fee of $7,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the year ended December 31, 2018, the aggregate cost of securities purchased totaled $31,537,340. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the year ended December 31, 2018 was $51,692,086.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

7) FEDERAL INCOME TAX INFORMATION – At December 31, 2018, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes		$167,439,748

Unrealized appreciation for tax purposes		$17,441,052
Unrealized depreciation for tax purposes		(22,542,730)

Net unrealized depreciation on investments and foreign currency translation		$(5,101,678)

The tax character of distributions paid during 2018 and 2017 was as follows:

Distributions paid from:	2018	2017
Ordinary Income	$ 1,898,080	$3,796,765
Long-Term Capital Gains	9,030,031	4,777,900

	$10,928,111	$8,574,665

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2018, the components of distributable earnings (deficit) on a tax basis were as follows:

Distributions in Excess of Net Investment Income	$(767,852)
Net Unrealized Depreciation on
Investments and Foreign Currency Translations*	(5,101,678)

$(5,869,530)

*    The primary difference between distributable earnings on a book and tax basis is due to wash sale losses, investments in partnerships and other book tax cost differences.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

8) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent events requiring disclosure:

Effective January 1, 2019, each Independent Trustee shall receive an annual fee of $8,000 for their services as an Independent Trustee of the Trust. All other Trustees’ fees will remain the same as disclosed above under Note 5 - Trustees’ Fees.

In 2018, the Chief Compliance Officer received additional compensation for additional services provided to the Trust. The additional compensation was paid by the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

New Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of in New Alternatives Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended for Class A shares and for each of the years in the four-year period then ended for Investor shares, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended for Class A shares and for each of the years in the four-year period then ended for Investor shares, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and other appropriate parties, or by other appropriate auditing procedures where replies from other appropriate parties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the New Alternatives Fund since 2007.

Philadelphia, Pennsylvania

February 27, 2019

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

1)    PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2)    QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

NEW ALTERNATIVES FUND

SHAREHOLDER TAX INFORMATION

(Unaudited)

During the fiscal year ended December 31, 2018, the following dividends were paid by the Fund:

Ordinary Income	$1,898,080
Long-Term Capital Gains	$9,030,031

The Fund paid foreign taxes of $447,291 and recognized foreign source income of $1,334,420 pursuant to Section 853 of the Internal Revenue Code. The Fund will elect to pass these foreign taxes through to shareholders as a foreign tax credit and designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2018.

For the year ended December 31, 2018, certain dividends may be subject to a maximum capital gains tax rate, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, 100% of their ordinary income dividends for the Fund qualify for the maximum capital gains tax rate. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 16.69% of the ordinary income dividends qualify for the dividends received deduction.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

BOARD OF TRUSTEES AND OFFICERS

(Unaudited)

The Predecessor Company was a New York corporation governed by a Board of Directors. The Board of Directors of the Predecessor Company was identical to the Trust’s current Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is provided in the table below. Certain information on the Trustees includes information on such Trustee’s service on the Board of Directors of the Predecessor Company. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting the Fund’s website at www.newalternativesfund.com. The mailing address for the Trustees and Officers of the Trust is c/o New Alternatives Fund, 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]

Interested Trustee:

David J. Schoenwald* 1949	Founder, Trustee, President, Treasurer and Chairperson of the Board	Founder, Trustee, President and Treasurer, 1982 to present; Chairperson of the Board, 2008 to present.	President, Treasurer and Portfolio Manager, Accrued Equities, Inc.**	1	None

Murray D. Rosenblith* 1951	Trustee and Secretary	Trustee, 2003 to present; Secretary, 2012 to present; Assistant Secretary, 2009 to 2012.	Portfolio Manager and Assistant Compliance Officer (2010 to present), and employee, Accrued Equities, Inc.** (2008 to present); formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between non- violence and social change (1985 to 2008).	1	None

BOARD OF TRUSTEES AND OFFICERS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]

Independent Trustees:

Sharon Reier 1946	Trustee and Vice- Chairperson of the Board	Trustee, 1982 to present; Vice- Chairperson, 2008 to present.	Retired; prior thereto, freelance financial journalist; Contributor to the International Herald Tribune, (1995 to 2011); former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None

Susan Hickey 1952	Trustee, Audit Committee Member and Audit Committee Chairperson	Trustee and Audit Committee Member, 2005 to present; Audit Committee Chairperson, 2014 to present.	Self-Employed Tax Preparer (1983 to present); prior thereto, Accounting Software Developer, AccountantsWorld, LLC. (until 2016); Member of National Association of Enrolled Agents and New York Society of Independent Accountants; Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

BOARD OF TRUSTEES AND OFFICERS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]

Jonathan D. Beard 1948	Trustee and Audit Committee Member	Trustee, 2005 to present; Audit Committee Member, 2014 to present.	Retired; prior thereto, Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

Jeffrey E. Perlman 1979	Trustee and Audit Committee Member	Trustee, 2009 to present; Audit Committee Member, 2014 to present.	President and Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); Clarinetist/ Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); Formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005).	1	None

Officers of the Trust who are not Trustees:

Joseph A. Don Angelo 1948	Chief Compliance Officer	2007 to present.	Certified Public Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).	N/A	N/A

BOARD OF TRUSTEES AND OFFICERS

(Unaudited)

[1]

Each Trustee holds office until the next meeting of shareholders for the election of Trustees and until his or her successor has been elected and qualified, except in the event of his or her death, resignation or removal. Officers are appointed on an annual basis and serve at the pleasure of the Trustees.

[2]	Currently, there is only one portfolio and no fund complex.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

*

“Interested person”, as defined in section 2(a)(19) of the 1940 Act. David J. Schoenwald is majority shareholder and President of the Advisor. Murray D. Rosenblith is considered an “interested person” as a result of his employment with the Advisor.

**

David J. Schoenwald and Murray D. Rosenblith have no present enterprise, employment, position or commercial investment activity except for their positions with the Advisor, which is also the Fund’s Sub-Distributor. At the present time, the Advisor provides services only to the Fund.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Susan Hickey is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,500 for 2017 and $19,500 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,200 for 2017 and $2,200 for 2018. The fees billed were for review by the principal accountant of the registrant’s Federal tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee will be responsible for evaluating the provision of non-audit services to the registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)

Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the audited annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant, which is an open-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             New Alternatives Fund

By (Signature and Title)*      /s/ David J. Schoenwald

                                               David J. Schoenwald, President and Treasurer

                                               (principal executive officer)

Date                 March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ David J. Schoenwald

                                               David J. Schoenwald, President and Treasurer

                                               (principal executive officer)

Date                 March 4, 2019

* Print the name and title of each signing officer under his or her signature.